Exhibit 99.1

Media contact: Tesia Williams media-relations@its.jnj.com	Investor contact: Jessica Moore investor-relations@its.jnj.com

Johnson & Johnson Reports Q1 2024 Results

•2024 First-Quarter reported sales growth of 2.3% to $21.4 Billion with operational growth of 3.9%* and adjusted operational growth of 4.0%*
◦Adjusted operational growth excluding COVID-19 Vaccine of 7.7%*

•2024 First-Quarter Earnings per share (EPS) increased to $2.20 and adjusted EPS increased to $2.71 or 12.4%*

•Company increasing the midpoint for Full-Year 2024 operational sales5 and adjusted operational EPS guidance

New Brunswick, N.J. (April 16, 2024) – Johnson & Johnson (NYSE: JNJ) today announced results for first-quarter 2024. “Johnson & Johnson’s solid first quarter performance reflects our sharpened focus and the progress in our portfolio and pipeline,” said Joaquin Duato, Chairman and Chief Executive Officer. “Our impact across the full spectrum of healthcare is unique in our industry, and the milestones achieved this quarter reinforce our position as an innovation powerhouse.”

Unless otherwise noted, the financial results and earnings guidance included below reflect the continuing operations of Johnson & Johnson.

Overall Financial Results
1 Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2 Excludes the impact of translational currency
3 Excludes the net impact of acquisitions and divestitures and translational currency
4 Excludes intangible amortization expense and special items
5 Excludes COVID-19 Vaccine
6 Basic shares are used to calculate loss per share in the first quarter of 2023 as use of diluted shares when in a loss position would be anti-dilutive
Note: values may have been rounded

Regional Sales Results
1 Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2 Excludes the impact of translational currency
3 Excludes the net impact of acquisitions and divestitures and translational currency
Note: values may have been rounded

Segment Sales Results
1 Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2 Excludes the impact of translational currency
3 Excludes the net impact of acquisitions and divestitures and translational currency
Note: values may have been rounded

First Quarter 2024 Segment Commentary:
Operational sales* reflected below excludes the impact of translational currency. Adjusted operational sales* reflected below excludes the net impact of acquisitions and divestitures and translational currency.

Innovative Medicine
Innovative Medicine worldwide operational sales, excluding the COVID-19 Vaccine, grew 8.3%*. Growth was driven by DARZALEX (daratumumab), ERLEADA (apalutamide), CARVYKTI (ciltacabtagene autoleucel), TECVAYLI (teclistamab-cqyv) and Other Oncology in Oncology, UPTRAVI (selexipag) and OPSUMIT (macitentan) in Pulmonary Hypertension, TREMFYA (guselkumab) in Immunology, and SPRAVATO (esketamine) in Neuroscience. Including the COVID-19 Vaccine, Innovative Medicine worldwide operational sales grew 2.5%*.

MedTech
MedTech worldwide operational sales grew 6.3%* driven primarily by electrophysiology products and Abiomed in Cardiovascular, previously referred to as Interventional Solutions, and wound closure products in General Surgery.

Notable New Announcements in the Quarter:
The information contained in this section should be read together with Johnson & Johnson’s other disclosures filed with the Securities and Exchange Commission, including its Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Copies of these filings are available online at www.sec.gov, www.jnj.com or on request from Johnson & Johnson. The reader is also encouraged to review all other news releases and information available in the Investor Relations section of the company’s website at News Releases, as well as Innovative Medicine News Center, MedTech News & Events, www.factsabouttalc.com, and www.LLTManagementInformation.com.

Regulatory	CARVYKTI is the First and Only BCMA-Targeted Treatment Approved by the U.S. FDA for Patients with Relapsed or Refractory Multiple Myeloma Who Have Received At Least One Prior Line of Therapy[1]	Press Release
	Johnson & Johnson’s nipocalimab granted U.S. FDA Fast Track designation to reduce the risk of fetal neonatal alloimmune thrombocytopenia (FNAIT) in alloimmunized pregnant adults	Press Release
	Biosense Webster Submits Application to U.S. FDA Seeking Approval of the VARIPULSE Platform for the Treatment of Paroxysmal Atrial Fibrillation	Press Release
	U.S. FDA Approves OPSYNVI (macitentan and tadalafil) as the First and Only Once-Daily Single-Tablet Combination Therapy for Patients with Pulmonary Arterial Hypertension (PAH)	Press Release
	U.S. FDA Oncologic Drugs Advisory Committee recommends CARVYKTI (ciltacabtagene autoleucel) for the earlier treatment of patients with relapsed or refractory multiple myeloma	Press Release
	Johnson & Johnson submits supplemental Biologics License Application to U.S. FDA seeking approval of TREMFYA (guselkumab) for the treatment of adults with moderately to severely active ulcerative colitis	Press Release
	Johnson & Johnson submits application to the European Medicines Agency for DARZALEX (daratumumab)-based quadruplet therapy for the treatment of patients with transplant-eligible, newly diagnosed multiple myeloma	Press Release
	RYBREVANT (amivantamab-vmjw) in Combination With Chemotherapy Is the First FDA Approved Therapy for First-line Treatment of Patients With Non-Small Cell Lung Cancer with EGFR Exon 20 Insertion Mutations	Press Release
	Janssen Receives Positive CHMP Opinion for CARVYKTI (ciltacabtagene autoleucel; cilta-cel) for Treatment in Earlier Lines of Relapsed and Refractory Multiple Myeloma	Press Release
	TECVAYLI (teclistamab-cqyv) biweekly dosing approved by the U.S. FDA for the treatment of patients with relapsed or refractory multiple myeloma	Press Release
	Johnson & Johnson’s nipocalimab granted U.S. FDA Breakthrough Therapy Designation for the treatment of individuals at high risk for severe hemolytic disease of the fetus and newborn (HDFN)	Press Release
	Johnson & Johnson submits supplemental Biologics License Application to U.S. FDA seeking approval of DARZALEX FASPRO (daratumumab and hyaluronidase-fihj) based regimen for the treatment of patients with transplant-eligible, newly diagnosed multiple myeloma	Press Release
Data Release	Unique molecular properties of nipocalimab enabling differentiated potential in treating generalized myasthenia gravis to be presented at American Academy of Neurology’s 2024 Annual Meeting[1]	Press Release
	Johnson & Johnson to Showcase its Broad Scientific Leadership and Latest Innovations to Combat Cardiovascular Disease at ACC.24[1]	Press Release
	RYBREVANT (amivantamab-vmjw) data at ELCC advance Johnson & Johnson’s ambition to transform the standard of care for patients with EGFR-mutated non-small cell lung cancer	Press Release
	New data shows JNJ-2113, the first and only investigational targeted oral peptide, maintained skin clearance in moderate-to-severe plaque psoriasis through one year	Press Release
	Investigational targeted oral peptide JNJ-2113 demonstrated positive results in moderate-to-severe plaque psoriasis in Phase 2b study published in New England Journal of Medicine	Press Release
	Johnson & Johnson reports positive topline results for Nipocalimab from a Phase 3 pivotal study in generalized myasthenia gravis (gMG) and a Phase 2 study in Sjögren’s Disease (SjD)	Press Release
	Johnson & Johnson Highlights Ambition to Transform the Treatment of Prostate Cancer and Bladder Cancer through Data Presentations at ASCO GU	Press Release
Product Launch	Biosense Webster Announces CE Mark approval in Europe for VARIPULSE Pulsed Field Ablation (PFA) Platform	Press Release
Other	Johnson & Johnson to Acquire Shockwave Medical[1]	Press Release
	Johnson & Johnson Completes Acquisition of Ambrx	Press Release
1 Subsequent to the quarter

Full-Year 2024 Guidance:

Johnson & Johnson does not provide GAAP financial measures on a forward-looking basis because the company is unable to predict with reasonable certainty the ultimate outcome of legal proceedings, unusual gains and losses, acquisition-related expenses, and purchase accounting fair value adjustments without unreasonable effort. These items are uncertain, depend on various factors, and could be material to Johnson & Johnson's results computed in accordance with GAAP.

($ in Billions, except EPS)	April 2024	January 2024
Adjusted Operational Sales[1,2,5] Change vs. Prior Year / Mid-point	5.5% – 6.0% / 5.8%	5.0% – 6.0% / 5.5%
Operational Sales2,5/ Mid-point Change vs. Prior Year / Mid-point	$88.7B – $89.1B / $88.0B 5.5% – 6.0% / 5.8%	$88.2B – $89.0B / $88.6B 5.0% – 6.0% / 5.5%
Estimated Reported Sales3,5/ Mid-point Change vs. Prior Year / Mid-point	$88.0B – $88.4B / $88.2B 4.7% – 5.2% / 5.0%	$87.8B – $88.6B / $88.2B 4.5% – 5.5% / 5.0%

Adjusted Operational EPS (Diluted)2,4/ Mid-point Change vs. Prior Year / Mid-point	$10.60 – $10.75 / $10.68 6.9% – 8.4% / 7.7%	$10.55 – $10.75 / $10.65 6.4% – 8.4% / 7.4%
Adjusted EPS (Diluted)3,4 / Mid-point Change vs. Prior Year / Mid-point	$10.57 – $10.72 / $10.65 6.6% – 8.1% / 7.4%	$10.55 – $10.75 / $10.65 6.4% – 8.4% / 7.4%
1 Non-GAAP financial measure; excludes the net impact of acquisitions and divestitures
2 Non-GAAP financial measure; excludes the impact of translational currency
3 Calculated using Euro Average Rate: April 2024 = $1.08 and January 2024 = $1.09 (Illustrative purposes only)
4 Non-GAAP financial measure; excludes intangible amortization expense and special items
5 Excludes COVID-19 Vaccine
Note: percentages may have been rounded

Other modeling considerations will be provided on the webcast.

Webcast Information:
Johnson & Johnson will conduct a conference call with investors to discuss this earnings release today at 8:30 a.m., Eastern Time. A simultaneous webcast of the call for investors and other interested parties may be accessed by visiting the Johnson & Johnson website. A replay and podcast will be available approximately two hours after the live webcast in the Investor Relations section of the company's website at events-and-presentations.

About Johnson & Johnson:
At Johnson & Johnson, we believe health is everything. Our strength in healthcare innovation empowers us to build a world where complex diseases are prevented, treated, and cured, where treatments are smarter and less invasive, and solutions are personal. Through our expertise in Innovative Medicine and MedTech, we are uniquely positioned to innovate across the full spectrum of healthcare solutions today to deliver the breakthroughs of tomorrow, and profoundly impact health for humanity. Learn more at https://www.jnj.com/.

Non-GAAP Financial Measures:
* “Operational sales growth” excluding the impact of translational currency, “adjusted operational sales growth” excluding the net impact of acquisitions and divestitures and translational currency, as well as “adjusted net earnings”, “adjusted diluted earnings per share” and “adjusted operational diluted earnings per share” excluding after-tax intangible amortization expense and special items, are non-GAAP financial measures and should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Except for guidance measures, reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the accompanying financial schedules of the earnings release and the Investor Relations section of the company's website at quarterly results.

Copies of the financial schedules accompanying this earnings release are available on the company’s website at quarterly results. These schedules include supplementary sales data, a condensed consolidated statement of earnings, reconciliations of non-GAAP financial measures, and sales of key products/franchises. Additional information on Johnson & Johnson, including adjusted income before tax by segment, an Innovative Medicine pipeline of selected compounds in late stage development and a copy of today’s earnings call presentation can also be found in the Investor Relations section of the company's website at quarterly results.

Note to Investors Concerning Forward-Looking Statements:
This press release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things: future operating and financial performance, product development, and market position and business strategy. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Johnson & Johnson. Risks and uncertainties include, but are not limited to: economic factors, such as interest rate and currency exchange rate fluctuations; competition, including technological advances, new products and patents attained by competitors; challenges inherent in new product research and development, including uncertainty of clinical success and obtaining regulatory approvals; uncertainty of commercial success for new and existing products; challenges to patents; the impact of patent expirations; the ability of the Company to successfully execute strategic plans, including restructuring plans; the impact of business combinations and divestitures; manufacturing difficulties or delays, internally or within the supply chain; product efficacy or safety concerns resulting in product recalls or regulatory action; significant adverse litigation or government action, including related to product liability claims; changes to applicable laws and regulations, including tax laws and global health care reforms; trends toward health care cost containment; changes in behavior and spending patterns of purchasers of health care products and services; financial instability of international economies and legal systems and sovereign risk; increased scrutiny of the health care industry by government agencies; the Company’s ability to realize the anticipated benefits from the separation of Kenvue Inc; and Kenvue’s ability to succeed as a standalone publicly traded company. A further list and descriptions of these risks, uncertainties and other factors can be found in Johnson & Johnson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including in the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and in Johnson & Johnson’s subsequent Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. Copies of these filings are available online at www.sec.gov, www.jnj.com or on request from Johnson & Johnson. Any forward-looking statement made in this release speaks only as of the date of this release. Johnson & Johnson does not undertake to update any forward-looking statement as a result of new information or future events or developments.